SCHEDULE 14C INFORMATION

                                 (RULE 14c-101)

                  INFORMATION REQUIRED IN INFORMATION STATEMENT

                            SCHEDULE 14C INFORMATION


                 INFORMATION STATEMENT PURSUANT TO SECTION 14(C)

                     OF THE SECURITIES EXCHANGE ACT OF 1934



[X]  Preliminary Information Statement

[]   Confidential,  for  Use  of the  Commission  Only  (as  permitted  by  Rule
     14c-5(d)(2))

[]   Definitive Information Statement


                          POCKETSPEC TECHNOLOGIES INC.
                  --------------------------------------------
                  (Name of Registrant As Specified In Charter)

[X]  No fee required.

[]   Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.


1)   Title of each class of securities to which transaction applies:

2)   Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)   Proposed maximum aggregate value of transaction:

5)   Total fee paid:

[]   Fee paid previously with preliminary materials.


[] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)   Amount Previously Paid:

2)   Form, Schedule or Registration Statement No.:

3)   Filing Party:

4)   Date Filed

                          POCKETSPEC TECHNOLOGIES INC.
                               3225 East 2nd Ave.
                             Denver, Colorado 80206

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO ALL SHAREHOLDERS OF POCKETSPEC TECHNOLOGIES INC.:

     A special meeting of shareholders of PocketSpec Technologies Inc., a Colorado corporation, (the "Company") will be held at the offices of 3225 East 2nd Ave., Denver, Colorado 80206, on Thursday, March 24, 2005, at 10:00 a.m., local time. The purpose of the special meeting is to consider and take action on the proposals summarized below:

     1. To increase the number of authorized common shares to 900,000,000, with no change in the current par value.

     2. To conduct such other business as properly comes before the special meeting.

     The holders of approximately 52% of our outstanding common stock have agreed to vote in favor of the actions described above at the special meeting, which are described in greater detail in the Information Statement accompanying this notice. THEREFORE, WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

     The accompanying Information Statement is for information purposes only and explains our increase in the number of authorized common shares. Please read the accompanying Information Statement carefully.

February 21, 2005

                                      By Order of the Board of Directors

                                      /s/ Janet Brophy
                                      ------------------------------------------
                                      Janet Brophy
                                      President and Chief Executive Officer


                               -------------------

             WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED
                             NOT TO SEND US A PROXY.

                               -------------------

                          POCKETSPEC TECHNOLOGIES INC.
                               3225 East 2nd Ave.
                             Denver, Colorado 80206

                              INFORMATION STATEMENT

                         SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MARCH 24, 2005

                      WE ARE NOT ASKING YOU FOR A PROXY AND
                      YOU ARE REQUESTED NOT TO SEND A PROXY

TO ALL SHAREHOLDERS OF POCKETSPEC TECHNOLOGIES INC.

     NOTICE IS HEREBY GIVEN that a special meeting of shareholders of PocketSpec Technologies Inc., a Colorado corporation, will be held at the Company's offices at 3225 East 2nd Ave., Denver, Colorado 80206, on Thursday, March 24, 2005, at 10:00 a.m., local time.

     This Information Statement is being mailed on or about February 21, 2005 to all shareholders of record as of the close of business on February 18, 2005 and relates to the special meeting of shareholders to be held on March 24, 2005. The purpose of the meeting is to consider and take action on the proposals summarized below:

     1. To increase the number of authorized common shares to 900,000,000, with no change in the current par value.

     2. To conduct such other business as properly comes before the special meeting.

     The close of business on February 18, 2005 has been fixed as the record date for determining shareholders entitled to notice of and to vote at the special meeting and any adjournments. The accompanying Information Statement is first being sent to shareholders on or about February 21, 2005.

     Our board of directors has adopted resolutions authorizing the taking of the action described above and has recommended that the shareholders adopt resolution approving these actions.

     As of the close of business on the record date, we had 36,094,360 shares of common stock outstanding. The common stock is our only class of securities entitled to vote. Each outstanding share of common stock is entitled to one vote per share. The affirmative consent of the holders of a majority of our outstanding common stock is required to approve each of the actions described above. The holders of approximately 52% of our outstanding common stock have agreed to vote in favor of the actions described above. THEREFORE, WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

     The expenses of mailing this Information Statement will be borne by The Company, including expenses in connection with the preparation and mailing of this Information Statement and all documents that now accompany or may in the future supplement it. It is contemplated that brokerage houses, custodians, nominees and fiduciaries will be requested to forward this Information Statement to the beneficial owners of our common stock held of record by these persons and that we will reimburse them for their reasonable expenses incurred in this process.

     The description of the proposals set forth above is intended only as a summary. Information concerning the matters to be acted upon at the meeting is contained in the accompanying Information Statement, which we urge you to read carefully.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth the number of shares of our $0.001 par value common stock beneficially owned by (i) each person who, as of January 31, 2005, was known by us to own beneficially more than five percent (5%) of its common stock; (ii) our individual Directors and (iii) our Officers and Directors as a group. As of January 31, 2005, there were a total of 33,094,360 shares issued and outstanding.

  NAME AND ADDRESS                  AMOUNT AND NATURE OF             PERCENT
 OF BENEFICIAL OWNER             BENEFICIAL OWNERSHIP (1)(2)          CLASS
-----------------------          ---------------------------         -------

Cynthia Kettl                               775,829                    2.34%
3225 East 2nd Ave
Denver, Colorado 80206

Janet Brophy (3)                          5,687,540                   26.35%
6195 South Akron Way
Greenwood Village, Colorado 80111

Gregg Wagner                              1,078,785                    3.26%
1368 Cedar Avenue
Boulder, CO 80304

Philip Robertson (4)                        100,000                    0.30%

All Officers and Directors as a Group     7,642,154                   23.09%
(four persons)

---------------------

     (1)  All ownership is beneficial and on record, unless indicated otherwise.

     (2) Beneficial owners listed above have sole voting and investment power with respect to the shares shown, unless otherwise indicated.

     (3) Includes 1,404,444 shares owned of record by Ms. Brophy. Includes shares owned of record by B7 Brand, LLC. Asset Realization, Inc., Advanced Gas & Oil Corp, Cape Aloe Corp, are entities formerly under common control of Ms. Brophy. The Krupka-Brophy Profit Sharing Plan is an entity controlled by Ms. Brophy. Includes 15,536 shares owned jointly by Mr. Krupka and Ms. Brophy, but does not include shares owned by the Krupka-Murr Gift and Education Foundation, for which Ms. Brophy disclaim beneficial ownership. Does not include any shares owned by Ms. Brophy's children, for which she disclaims any beneficial ownership.

     (4)  Includes shares owned jointly by Mr. Robertson and his wife.

               INCREASE IN THE NUMBER OF AUTHORIZED COMMON SHARES

     We plan to increase the number of authorized common shares. We currently have a total of 50,000,000 authorized common shares. After the vote to increase the number of common shares, we will have a total of 900,000,000 authorized common shares. The increase in the number of common shares will not affect the number of issued and outstanding shares, which will not be changed as a result of this vote. We want to increase the number of authorized common shares to have more shares available to issue in the event of an acquisition, merger, or equity offering. At the present time, we have no definite plans of any kind for any acquisition, merger, or equity offering.

QUESTIONS AND ANSWERS

     This Information Statement is first being sent to shareholders on or about February 21, 2005. The following questions and answers are intended to respond to frequently asked questions concerning our increase in the number of authorized common shares. These questions do not, and are not intended to, address all the questions that may be important to you. You should carefully read the entire Information Statement.

     Q:   Why are we increasing the number of authorized common shares?

     A: We believe that having more authorized common shares will give us more flexibility in various corporate transactions, such as an acquisition, merger, or equity offering. However, at the present time, we have no definite plans of any kind for any acquisition, merger, or equity offering.

     Q:   Why are we not soliciting proxies to approve the authorization?

     A: The board of directors has already approved the authorization, and the holders of approximately 52% of our outstanding shares of common stock have agreed to vote in favor at the special meeting, which is a sufficient percentage for passage without the need for soliciting proxies.

     Q:   What are the principal features of the authorization?

     A: The authorization will be accomplished by filing amended articles of incorporation with the Colorado Secretary of State. Colorado law requires that we give thirty days notice of the shareholder meeting, but there are no other requirements.

     Q:   How will the authorization affect my ownership?

     A: Your ownership interest will not immediately be affected by the reincorporation. However, in the event that we issue more common shares in an acquisition, merger, or equity offering, your proportionate ownership in us will decline.

     Q:   How  will  the  authorization  affect  our  officers,   directors  and
          employees?

     A:   No, our officers, directors and employees will remain the same.

     Q:   How will the authorization affect our business?

     A: We will continue our business at the same location and with the same assets.

     Q:   What do I do with my stock certificates?

     A:   The authorization will have no affect on your stock certificate.

          IT WILL NOT BE NECESSARY FOR OUR SHAREHOLDERS TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES.

     Q:   What if I have lost my certificate?

     A: If you have lost your certificate, you can contact our transfer agent to have a new certificate issued. You may be required to post a bond or other security to reimburse us for any damages or costs if the certificate is later delivered for sale of transfer. Our transfer agent may be reached at:

                            Corporate Stock Transfer
                    3200 Cherry Creek South Drive, Suite 430
                             Denver, Colorado 80209
                            Telephone: (303) 282-4800
                             Attention: Carolyn Bell

     Q:   Can I require the Company to purchase my stock?

     A: No. Under Colorado law you are not entitled to dissenters' rights, or appraisal and purchase of your stock as a result of the authorization.

     Q:   Who will pay the costs of authorization?

     A: We will pay all of the costs of authorization, including distributing this Information Statement. We may also pay brokerage firms and other custodians for their reasonable expenses for forwarding information materials to the beneficial owners of our common stock. We do not anticipate contracting for other services in connection with the authorization.

PROCEDURE AND PURPOSE

     Our board of directors has approved the increase of our authorized common shares to 900,000,000. At the present time, we have a total of 50,000,000 authorized common shares.

     The effectiveness of the additional authorized common shares is subject to approval by a majority of our shareholders and is conditioned upon the filing by the Company of amended articles of incorporation with the Secretary of State of Colorado. The additional authorized common shares will become effective upon this filing.

     The authorization of additional common shares will not result in any changes in our business, management, assets, liabilities or net worth. Our board of directors and officers will consist of the same persons who were our directors and officers prior to the authorization. Our daily business operations will continue at current principal executive offices.

     Our board of directors has not adopted any designations, rights or preferences for any of our common stock and there are no present plans, understandings, agreements or negotiations, which have not previously been disclosed that will involve the issuance of additional common stock. However, the board of directors believes it prudent to have shares of common stock available for such corporate purposes as the board of directors may from time to time deem necessary and advisable including for acquisitions and the raising of additional capital, for which there are no present binding agreements or understandings. An issuance of additional common stock could result in significant dilution of the voting rights and the shareholders' equity of then existing stockholders.

     Issuance of additional authorized common stock may have the effect of:

     o deterring or thwarting persons seeking to take control of the Company through a tender offer, proxy fight or otherwise;

     o    inhibiting the removal of incumbent management; or

     o impeding a corporate transaction such as a merger. For example, the issuance of common stock could be used to deter or prevent such a change of control through dilution of stock ownership of persons seeking to take control or by rendering a transaction proposed by such persons more costly.

                       BOARD OF DIRECTORS' RECOMMENDATIONS

     Our board of directors has considered the proposal set forth in this Information Statement and is recommending that the shareholders adopt the proposal.

     MANAGEMENT AND A NUMBER OF FORMER STOCKHOLDERS OF THE COMPANY OWN SUFFICIENT VOTING STOCK OF THE COMPANY TO ADOPT, RATIFY AND APPROVE ALL OF THE ITEMS TO BE VOTED UPON AT THE SPECIAL MEETING OF THE SHAREHOLDERS. NO FURTHER CONSENTS, VOTES OR PROXIES ARE NEEDED, AND NONE ARE REQUESTED.

     The information contained in this Information Statement constitutes the only notice any shareholder will be provided.

                  INTEREST OF CERTAIN PERSONS IN OR OPPOSITION
                           TO MATTERS TO BE ACTED UPON

     None of our officers, directors or any of their respective affiliates has any interest in the proposal to be acted upon at the meeting. None of our directors has indicated to us an intention to oppose the proposal to be acted upon at the meeting. Management and a number of stockholders have enough votes to approve the proposal described in this Information Statement and have indicated that they will approve the proposal at the meeting.

                           FORWARD-LOOKING STATEMENTS

     This Information Statement may contain certain "forward-looking" statements as such term is defined in the Private Securities Litigation Reform Act of 1995 or by the Securities and Exchange Commission in its rules, regulations and releases, which represent our expectations or beliefs, including but not limited to, statements concerning our operations, economic performance, financial condition, growth and acquisition strategies, investments, and future operational plans. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as "may," "will," "expect," "believe," "anticipate," "intend," "could," "estimate," "might," or "continue" or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. These statements, by their nature, involve substantial risks and uncertainties, certain of which are beyond our control, and actual results may differ materially depending on a variety of important factors, including uncertainty related to acquisitions, governmental regulation, managing and maintaining growth, volatility of stock prices and any other factors discussed in this and other of our filings with the Securities and Exchange Commission, or SEC.

                       WHERE YOU CAN FIND MORE INFORMATION

     We are subject to the information and reporting requirements of the Securities Exchange Act of 1934 and in accordance with this act, we file periodic reports, documents and other information with the SEC relating to our business, financial statements and other matters. These reports and other information may be inspected and are available for copying at the offices of the SEC, 450 Fifth Street, NW, Washington, DC 20549 or may be accessed at www.sec.gov.

                                 OTHER BUSINESS

     Our management knows of no other matter which may come before the meeting. However, if any additional matters are properly presented at the meeting, management have enough votes to establish a quorum and will vote in accordance with their judgment on such matters.

     As shareholders representing approximately 52% of our outstanding shares of common stock have agreed to vote for each of the actions described in this Information Statement at the special meeting, WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED TO SEND US A PROXY. This Information Statement is for informational purposes only. Please read this Information Statement carefully.

                                  By Order of the Board of Directors

                                /s/ Janet Brophy
                               -------------------------------------------
                                    Janet Brophy
                                    President and Chief Executive Officer

February 21, 2005